UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2007
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                              CSS Industries, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-2661                  13-920657
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(State or other jurisdiction    (Commission File Number)     (IRS Employee
    of incorporation)                                       Identification No.)


1845 Walnut Street, Philadelphia, PA                      19103
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (215) 569-9900
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 26, 2007, the Company issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

        (c)     Exhibits

                The following exhibit is being furnished herewith:

                Exhibit No.             Description
                -----------             -----------
                  99.1                  Press Release dated July 26, 2007


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CSS Industries, Inc.
                                        (Registrant)


                                        By: /s/ Clifford E. Pietrafitta
                                            ---------------------------
                                            Clifford E. Pietrafitta
                                            Vice President-Finance and
                                            Chief Financial Officer

Date: July 26, 2007

                                     EXHIBIT


Exhibit No.             Description
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99.1                    Press Release dated July 26, 2007.